Exhibit 10.4

THIRD AMENDED AND RESTATED

LETTER AGREEMENT NO. 9

TO THE AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT

Dated as of October 2, 2007

As of April 24, 2017

American Airlines, Inc.

4333 Amon Carter Boulevard

Fort Worth, Texas 76155

Re: [*CTR]

Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Second Amended and Restated Letter Agreement No. 9 dated as of December 20, 2013 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Third Amended and Restated Letter Agreement No. 9 (this “Letter Agreement”) have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement constitutes an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 9 - 1 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	[*CTR]

[*CTR]

2.	EXCUSABLE DELAY AND TOTAL LOSS

Clause 10.1 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

10.1      Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s control or not occasioned by the Seller’s fault or negligence (“Excusable Delay”), including, but not limited to: (i) [*CTR]; (ii) [*CTR]; (iii) [*CTR]; and (iv) [*CTR].

UNQUOTE

3.	TERMINATION

3.1	Clause 21.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21.1	Termination Events

Each of the following will constitute a “Termination Event”:

LA 9 - 2 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(1)

The Buyer commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)

An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or for all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for [*CTR], or the Buyer makes a general assignment for the benefit of its creditors.

(3)

An action is commenced in any jurisdiction against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for [*CTR].

(4)	The Buyer becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1(1), (2) or (3).

(5)	The Buyer is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its respective Affiliates fails to make (i) [*CTR].

(7)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(8)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.

(9)

The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates, on the other hand, [*CTR].

LA 9 - 3 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(10)	Any other event that the parties will have agreed in writing constitutes a Termination Event hereunder.

UNQUOTE

3.2	Clause 21.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21.2.1	[*CTR]

(1)	[*CTR];

(2)	[*CTR]

(A)	the [*CTR] of

(i)	[*CTR], and

(ii) the	[*CTR] of

(a)	all Predelivery Payments [*CTR] under this Agreement with respect to such [*CTR] Aircraft [*CTR], and

(b)	the amount set forth as follows:

1.	if the Applicable Date (as defined below) occurs [*CTR] for each such Aircraft [*CTR], with respect to such Aircraft,

2.	if the Applicable Date occurs [*CTR] for each such Aircraft [*CTR], with respect to such Aircraft,

3.	if the Applicable Date occurs [*CTR] for each such Aircraft [*CTR], with respect to such Aircraft,

LA 9 - 4 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	if the Applicable Date occurs [*CTR] for each such Aircraft [*CTR], with respect to such Aircraft,

5.	if the Applicable Date occurs [*CTR] for each such Aircraft [*CTR], with respect to such Aircraft, and

6.	if the Applicable Date occurs [*CTR] for each such Aircraft [*CTR],

[*CTR]

(B)	[*CTR].

21.2.2 [*CTR]

21.2.3 [*CTR]

UNQUOTE

3.3	Clause 21.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

[*CTR]:

(i)	[*CTR].

(ii)	[*CTR],

(ii)	[*CTR], and

(iii)	[*CTR].

UNQUOTE

LA 9 - 5 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

LA 9 - 6 of 7

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

AMERICAN AIRLINES, INC. By: /s/ Thomas T. Weir Name: Title:	AIRBUS S.A.S. By: /s/ Christophe Mourey Name: Christophe Mourey Title: Senior Vice President Contracts

LA 9

USA – Third Amended and Restated Letter Agreement No. 9 to Amended and Restated Airbus A350 XWB Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL